UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2006

ALLIANCE BANCSHARES CALIFORNIA

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-33455	91-2124567
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Corporate Pointe, Culver City, California	90230
(Address of Principal Executive Offices)	(Zip Code)

(310) 410-9281

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective June 30, 2006, Daniel T. Jackson and Blair A. Contratto were appointed Directors of Alliance Bancshares California (the “Company”) and its subsidiary Alliance Bank.

Mr. Jackson has been employed by Alliance Bank since 1997, and was appointed Executive Vice President and Chief Credit Officer of Alliance Bank in 1999 and President/Chief Operating Officer in 2005. Mr. Jackson was appointed as Executive Vice President and Chief Credit Officer of the Company in connection with its formation in 2001 and President/Chief Operating Officer in 2005.

Ms. Contratto has been the Chief Executive Officer of Little Company of Mary Hospital, Torrance, California since 1999 and has been employed with that organization for over fourteen years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLIANCE BANCSHARES CALIFORNIA

By:	/s/ Daniel L. Erickson
Daniel L. Erickson
Executive Vice President and Chief Financial Officer

Dated: July 6, 2006